Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 16th day of April, 2007.

Signature:	/s/ Ronald M. Brill
Print Name:	Ronald M. Brill
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 16th day of April, 2007.

Signature:	/s/ Carolyn H. Byrd
Print Name:	Carolyn H. Byrd
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 25th day of April, 2007.

Signature:	/s/ Ursula Fairbairn
Print Name:	Ursula Fairbairn
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 19th day of April, 2007.

Signature:	/s/ Barbara S. Feigin
Print Name:	Barbara S. Feigin
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 16th day of April, 2007.

Signature:	/s/ James F. Hardymon
Print Name:	James F. Hardymon
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 20th day of April, 2007.

Signature:	/s/ Alan Kane
Print Name:	Alan Kane
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 16th day of April, 2007.

Signature:	/s/ Allen B. King
Print Name:	Allen B. King
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 20th day of April, 2007.

Signature:	/s/ Mikael Salovaara
Print Name:	Mikael Salovaara
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 16th day of April, 2007.

Signature:	/s/ J. Patrick Spainhour
Print Name:	J. Patrick Spainhour
Title:	Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Philip J. Schoonover, Michael E. Foss and Philip J. Dunn my true and lawful attorneys-in-fact, each with full power to act without the other and each with full power of substitution, to sign on my behalf, as an individual and in the capacity stated below, and to file the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2007 and any amendment that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do.

IN WITNESS WHEREOF, I have executed this power of attorney as of the 16th day of April, 2007.

Signature:	/s/ Carolyn Y. Woo
Print Name:	Carolyn Y. Woo
Title:	Director